UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23694

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

(Exact name of Registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)

(Zip code)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	June 30

Date of reporting period:	July 1, 2022 - December 31, 2022

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TABLE OF CONTENTS

Portfolio Update	1

Schedule of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Statement of Cash Flows	14

Financial Highlights	15

Notes to Financial Statements	17

Other Information	31

Statement Regarding Basis for Approval of Investment Advisory Contract	34

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax Free Fund VI, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on December 31, 2022.

During the reporting period, job gains were robust, and the unemployment rate declined from 3.6% as of June 30, 2022, to 3.5% as of December 31, 2022. U.S. real gross domestic product (GDP) increased at a modest pace in the fourth quarter of 2022 after expanding strongly in the third quarter. Inflation remained elevated, reflecting supply and demand imbalances related to the Covid pandemic, higher food and energy prices, and broader price pressures. Russia’s war against Ukraine continued creating additional upward pressure on inflation. However, as the Federal Reserve Open Market Committee (the “FOMC”) tightened financial conditions, incoming data showed some signs of moderation in inflationary pressures, even though inflation continued to be elevated. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (“PCE”), decreased from 7.0% as of June 30, 2022, to 5.0% as of December 31, 2022, after reaching its highest level in four decades on June 30, 2022.

Highly attentive to inflation risks, the FOMC decided to raise the target range for the federal funds rate by 275 basis points during the reporting period, from 1.50%-1.75% as June 2022 to 4.25%-4.50% as of December 2022. The Committee anticipates that ongoing increases in the target range will be appropriate to attain a stance of monetary policy that is sufficiently restrictive to return inflation to its 2 percent objective over time. As the FOMC tightened monetary policy, the U.S. Treasury curve bear flattened, and inverted. The 2-year U.S. Treasury yield increased by 147 basis points, from 2.96% as of June 30, 2022, to 4.43% as of December 31, 2022, while the 30-year U.S. Treasury yield increased 78 basis points, from 3.19% to 3.97%.

Currently, the unemployment rate remains low, and inflation remains elevated. At its January 2023 meeting, the FOMC increased the target range for the federal funds rate by 25 basis points from 4.25%-4.50% to 4.50%-4.75% and anticipates that further increases will be appropriate. However, FOMC communications signaled a slower pace of policy rate increases. As of January 31, 2023, the pricing in the Fed funds futures market reflected an additional 59 basis point rate increase by June 2023 before decreasing slightly by the end of the year.

With elevated levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain and current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico remain committed to seeking investment opportunities, within the allowed parameters, and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

Semi-Annual Report | December 31, 2022	1

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. The Fund has suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE

The following table portrays performance for the period from July 01, 2022, to December 31, 2022:

Six-Month Period
Based on market price	-24.11%
Based on NAV	-6.44%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV") and market prices as of December 31, 2022:

Dividend yield based on market at six-month period	10.54%
Dividend yield based on net asset value (“NAV”)	3.59%
NAV as of December 31, 2022	$3.88
Market Price as of December 31, 2022	$1.32
Premium (discount) to NAV	(66.0%)

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. In prior years, the Fund disclosed the yield based on the initial $10 offering price of January 19991. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of December 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of December 31, 2022

Asset Allocation, as a % of the Total Portfolio

As of December 31, 2022, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange on February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions represent 52.4% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). On net, COFINA bonds had a negative performance (price change) during the reporting period as prices decreased significantly after investor risk sentiment deteriorated as markets adjusted their expectations for impending higher rates. Notwithstanding the impact of Hurricane Fiona, discussed below, as of October 2022, 100% of the COFINA required transfers ($491.6 million) related to the 2022-2023 debt service reserve for fiscal year end June 30, 2023, had already been transferred to the COFINA trustee, same as last year.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 1.35% as of December 31, 2022.

Semi-Annual Report | December 31, 2022	3

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

U.S. holdings in the Fund’s investment portfolio, representing 46.7% of the total investment portfolio, consist primarily of U.S. Government Agency debentures, and U.S. municipal bonds. On a net basis, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices decreased as yields increased across the curve.

Furthermore, the Fund owns a position in Mortgage-Backed Securities (“MBS”) that represent 0.3% of the total investment portfolio, consisting of pools of Puerto Rico mortgages issued and guaranteed by U. S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages. Moreover, the market value of the outstanding position decreased as yields increased across the curve.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the PROMESA and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico ("ERS," and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021, between the Financial Oversight and Management Board for Puerto Rico and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to ERS Bonds.

Under the ERS Stipulation, the holders of allowed claims on ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of allowed claims on ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund recognized its pro-rata share of the private equity portfolio. The Fund did not own any other bonds re-structured in the Plan of Adjustment.

The ultimate total recovery to be received by the Fund in settlement of the claims on ERS Bonds of almost 14% (17% when considering the consummation costs) is a multiple of the less than 1% recovery proposed in the initial versions of the Plan of Adjustment. This represents a significant achievement that reflects the hard work and dedication undertaken by the Fund in defending the interests of shareholders.

Most recently, the passage of Hurricane Fiona through Puerto Rico on September 18, 2022, resulted in damages which are currently estimated to exceed $2 billion. The entire electric grid in Puerto Rico failed after Hurricane Fiona came ashore as a Category 1 hurricane. Several rivers rose to historic levels, causing widespread flooding. The Island is experiencing disruptions in electric and water services. Therefore, Puerto Rico may face economic and revenue disruption in the near term as well as diminished output and revenues in the future. It is too early to determine the full extent of damages and losses or the short and long-term economic effects post-Hurricane Fiona.

The NAV of the Fund decreased $0.37 during the period, from $4.25 at the beginning of the period to $3.88. The Fund’s indicated market price per share reflected a discount to NAV of 66.0% as of December 31, 2022, increasing from the 58.4% discount to NAV as of June 30, 2022.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

FUND HOLDINGS SUMMARY

The following tables show the portfolio allocation using various metrics as of the end of the six-month period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	52.4%
U.S. Agencies	41.1%
U.S. Municipal Bonds	5.6%
Other P.R. Municipal Bonds	0.5%
P.R. Tax Exempt Notes	0.1%
Mortgage-Backed Securities	0.3%
Total	100.0%
Geographic Allocation (% of Total Portfolio)
Puerto Rico	53.3%
U.S.	46.7%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of December 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)
AAA	41.5%
AA	0.0%
BBB	5.6%
Below BBB	0.0%
Not Rated	52.9%
Total	100.0%

The Not-Rated category is comprised by the restructured COFINA bonds issued in 2019 and bond holdings related to the Puerto Rico Highway & Transportation Authority restructuring, restructured Puerto Rico Highway & Transportation Authority bonds and a GO CVI (HTA Claims). The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of December 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

Semi-Annual Report | December 31, 2022	5

Puerto Rico Residents Tax-Free Fund VI, Inc.	Portfolio Update
December 31, 2022 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the 1940 Act, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates. As stated above, the TSO program was suspended in May 2021, pending registration with the 1940 Act.

As of December 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$19,257,000
Leverage Ratio	20.3%

Please refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
December 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (50.69%)
US Government and Agency Obligations (7.34%)
$5,625,000	Federal Home Loan Bank	5.200%	09/28/37	$5,492,228

US Government Sponsored Entities (43.35%)
1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	1,682,243
17,385,000	Federal Home Loan Bank(a)	5.500%	07/15/36	19,093,784
2,365,000	Federal Farm Credit Banks Funding Corp.(a)	5.700%	10/25/27	2,525,080
8,300,000	Federal Farm Credit Banks Funding Corp.(a)	6.180%	11/06/28	9,130,977
				32,432,084
Total Government Bonds
(Cost $38,314,366)				37,924,312

Municipal Bonds (72.31%)
Illinois (6.95%)
5,000,000	State of Illinois, General Obligation Unlimited Bonds(b)	7.100%	07/01/35	5,197,553

Puerto Rico Government Instrumentalities Tax Exempt Notes (65.35%)
653,775	Puerto Rico Highways & Transportation Authority Senior 98 Bonds, Revenue Bonds	0.000%	11/01/51	286,027
102,883	Puerto Rico Highways & Transportation Authority Series A, Revenue Bonds	5.000%	07/01/62	95,038
66,860	Puerto Rico Highways & Transportation Authority Series B, Revenue Bonds	0.000%	07/01/32	39,782
114,370	Puerto Rico Highways & Transportation Authority Series C, Revenue Bonds	0.000%	07/01/53	63,475
1,735,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	1,636,739
880,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	807,328
6,452,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	5,703,227

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	7

Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
December 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (65.35%) (continued)
$19,690,000	Puerto Rico Sales Tax Financing Corp.Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	$17,877,142
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series
18,507,000	A-1, Revenue Bonds(b)(c)	0.000%	07/01/46	4,559,971
	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series
17,923,000	A-1, Revenue Bonds(b)(c)	0.000%	07/01/51	3,226,411
8,930,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	8,044,484
268,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	228,487
7,281,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	6,316,924
				48,885,035
Puerto Rico Tax Exempt Notes (0.01%)(d)
7,207	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	7,220
1,754	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	1,815
				9,035
Total Municipal Bonds
(Cost $59,145,765)				54,091,623

Mortgage-Backed Securities (0.43%)
Puerto Rico GNMA Bonds(e) (0.15%)
28,012	GNMA Pool 487554	7.000%	07/15/29	27,989
4,516	GNMA Pool 508646	7.000%	07/15/29	4,513
43,863	GNMA Pool 514609	7.000%	09/15/29	43,915
33,113	GNMA Pool 514615	7.000%	09/15/29	33,123
				109,540
Puerto Rico Fannie Mae Bonds(f) (0.28%)
130,837	FNMA Pool 504143	8.000%	07/01/29	133,355

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
December 31, 2022 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds(f) (0.28%) (continued)
$79,431	FNMA Pool 504156	8.000%	08/01/29	$80,031
				213,386

Total Mortgage-Backed Securities
(Cost $319,772)				322,926

Total Investments (123.43%)
(Cost $97,779,903)				$92,338,861

Liabilities in Excess of Other Assets (-23.43%)				(17,529,517)
NET ASSETS (100.00%)				$74,809,344

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Community Endowment - These obligations are collateralized by Mortgage-Backed Securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	9

Puerto Rico Residents Tax-Free Fund VI, Inc.	Schedule of Investments
December 31, 2022 (Unaudited)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	4.69%	12/20/2022	01/17/2023	$3,366,000
JP Morgan	4.48%	12/06/2022	01/10/2023	15,097,000
South Street Securities	4.75%	12/13/2022	01/03/2023	794,000
				$19,257,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Assets and Liabilities
December 31, 2022 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $19,956,322)	$19,765,601
Other securities, at fair value (cost $77,823,581)	72,573,260
$92,338,861
Cash and cash equivalents	292,231
Interest receivable	1,915,545
Deferred offering costs	10,550
Prepaid and other assets	80,309
Total Assets	94,637,496

LIABILITIES:
Reverse repurchase agreements (cost $19,257,000)	19,257,000
Interest payable	56,100
Dividends payable	216,636
Payable to Adviser	20,791
Payable to fund accounting and administration	45,326
Payable to Transfer agency	15,791
Payable to Directors	864
Payable for Compliance fees	1,132
Payable for Custodian fees	9,982
Payable for Audit fees	61,484
Other payables	143,046
Total Liabilities	19,828,152
Net Assets	$74,809,344

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – shares authorized 19,256,478 issued and outstanding	$215,373,340
Accumulated deficit	(140,563,996)
Net Assets	$74,809,344

PRICING OF SHARES:
Net Assets	$74,809,344
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	19,256,478
Net asset value per share	$3.88

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	11

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Operations
For the period ended December 31, 2022 (Unaudited)

INVESTMENT INCOME:
Interest	$2,200,598
Total Investment Income	2,200,598

EXPENSES:
Investment Advisers fee	359,380
Accounting and Administration fees	89,753
Compliance expense	3,233
Transfer agent expenses	5,791
Interest expense	269,729
Legal expenses	263,494
Custodian fees	3,566
Printing expenses	7,802
Insurance fee	70,904
Other expenses	9,009
Total expenses before waiver	1,082,661
Less fees waived by Investment Advisers	(239,587)
Total Expenses	843,074
Net Investment Income	1,357,524

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(356,171)
Net realized loss	(356,171)
Net change in unrealized appreciation on: Investments	(6,652,191)
Net change in unrealized appreciation	(6,652,191)
Net Realized and Unrealized Loss on Investments	(7,008,362)
Net Decrease in Net Assets Resulting from Operations	$(5,650,838)

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended December 31, 2022 (Unaudited)	For the Year Ended June 30, 2022
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,357,524	$2,968,847
Net realized loss on investments	(356,171)	(18,864,218)
Net change in unrealized appreciation/depreciation	(6,652,191)	2,523,645
Net decrease in net assets resulting from operations	(5,650,838)	(13,371,726)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(1,339,902)	(3,401,671)
Net decrease in net assets from dividends	(1,339,902)	(3,401,671)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	3,061	6,832
Net increase in net assets from capital share transactions	3,061	6,832

Net Decrease in Net Assets	(6,987,679)	(16,766,565)

NET ASSETS:
Beginning of period	81,797,023	98,563,588
End of period	$74,809,344	$81,797,023

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	13

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement of Cash Flows
For the period ended December 31, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(5,650,838)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(6,792,934)
Proceeds from disposition of investment securities	1,214,308
Amortization of premium and accretion of discount on investments, net	(5,192)
Net realized loss on:
Investments	356,171
Net change in unrealized appreciation on:
Investments	6,652,191
(Increase)/Decrease in assets:
Plan of Adjustment receivable	514,535
Interest receivable	(79,539)
Prepaid and other assets	(80,309)
Increase/(Decrease) in liabilities:
Payable for interest expense	45,272
Payable to Transfer agency	5,791
Payable to Adviser	1,087
Payable to fund accounting and administration fees	15,189
Payable for distributions to shareholders	(40,043)
Payable to Directors and Officers	(8,455)
Payable for Audit fees	(5,060)
Payable for Compliance fees	527
Payable for Custodian fees	3,565
Other payables	30,317
Net cash used in operating activities	$(3,823,417)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net cash received on reverse repurchase agreements	$5,413,000
Cash distributions paid to common shareholders - net of distributions reinvested	(1,336,841)
Net cash provided by financing activities	$4,076,159

Net increase in cash and cash equivalents	$252,742
Cash and cash equivalents, beginning of period	$39,489
Cash and cash equivalents, end of period	$292,231

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$224,457

NON-CASH ACTIVITIES:
Reinvestment of dividends	$3,061

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Financial Highlights
For a share outstanding during the period presented

	For the Six Months Ended December 31, 2022 (Unaudited)		For the Year Ended June 30, 2022
Net asset value - beginning of period	$4.25		$5.12
Income/(loss) from investment operations:
Net investment income(a)	0.07		0.15
Net realized and unrealized loss	(0.37)		(0.84)
Total loss from investment operations	(0.30)		(0.69)
Less distributions:
Dividends from net investment income	(0.07)		(0.18)
Total distributions	(0.07)		(0.18)
Net decrease in net asset value	(0.37)		(0.87)
Net asset value - end of period	$3.88		$4.25
Market value per share - end of period(b)	$1.32		$1.77
Total Return -Net Asset Value(c)	(7.10	%)(d)	(13.88%)
Total Return - Market Price(e)	(24.11	%)(d)	(46.63%)
Supplemental Data:
Net assets, end of period (in thousands)	$74,809		$81,797
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	2.77	%(h)	1.94%
Ratio of net expenses to average net assets(g)(i)	2.16	%(h)	1.33%
Ratio of gross operating expenses to average net assets(j)	2.08	%(h)	1.88%
Interest and leverage related expenses to average net assets	0.69	%(h)	0.06%
Ratio of net investment income to average net assets(i)	3.48	%(h)	3.28%
Portfolio turnover rate	1	%(d)	0%

(a)	Based on weekly average outstanding common shares of 19,256,118 for the period ended December 31, 2022 and 19,255,051 for the year ended June 30, 2022.
(b)	End of period market value are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(f)	Based on average net assets attributable to common shares of $77,438,835 for the period ended December 31, 2022 and $93,450,869 for the year ended June 30, 2022.
(g)	Expenses include both operating and interest and leverage related expenses.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2022	15

Puerto Rico Residents Tax-Free Fund VI, Inc.	Financial Highlights
For a share outstanding during the period presented

(h)	Annualized.
(i)	The effect of the expenses waived for the period ended December 31, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.61% .
(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund VI, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund VI, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was incorporated on February 25, 1998 and started operations on July 30, 1999.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the 1940 Act, by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At December 31, 2022, cash and cash equivalents consisted of a time deposit open account amounting to $292,231 with JPMorgan Chase Bank N.A..

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | December 31, 2022	17

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a “RIC” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Income Taxes ("ASC 740") requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three (3) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the six months ended December 31, 2022, the Fund did not incur any interests or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and medium-term notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, National Association (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the period ended December 31, 2022.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six months ended December 31, 2022, there was no impact to the Fund's interest income related to net realized loss on mortgage backed securities’ pay downs (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Semi-Annual Report | December 31, 2022	19

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting officers of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of PR, a division of UBS Trust Company of Puerto Rico, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value ("NAV") of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including, but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Semi-Annual Report | December 31, 2022	21

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$—	$37,924,312	$—	$37,924,312
Municipal Bonds	—	54,091,623	—	54,091,623
Mortgage-Backed Securities	—	322,926	—	322,926
Total	$—	$92,338,861	$—	$92,338,861

*	Refer the the Schedule of Investments for a listing of securities by type.

There were no purchase, sale, or transfers into or out of level 3 securities during the six months ended December 31, 2022.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the "Investment Advisers"), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, as defined in the agreement. For six months ended December 31, 2022, the gross investment advisory fees amounted to $359,380. Total waived fees amounted to $239,587 for a net fee of $119,793, of which $20,791 remain payable at year-end. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent to the Fund. For the six months ended December 31, 2022, the administrative fees and transfer agent fees amounted to $89,753 and $5,791, respectively.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

JPMorgan Chase Bank, National Association has been retained to provide custody services to the Fund. For the six months ended December 31, 2022, the custody fees amounted to $3,566.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six months ended December 31, 2022, the compensation expense for the six independent directors of the Fund was $8,445, of which $864 remain payable at year-end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). See Note 1 for further information on recent events.

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the year were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Reverse Repurchase Agreements	%
UBS Puerto Rico	$—	–%	$—	–%	$—	0.0%
Unaffiliated	—	–%	—	–%	116,542,421	100.0%
Total	$—	–%	$—	–%	$116,542,421	100.0%

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended December 31, 2022 and the year ended June 30, 2021 were as follows:

	For the Six Months Ended December 31, 2022	For the Year Ended June 30, 2022
Common shares outstanding - beginning of period	19,255,723	19,254,323
Common shares sold	—	8
Common shares issued as reinvestment of dividends	755	1,392
Common shares outstanding - end of period	19,256,478	19,255,723

Semi-Annual Report | December 31, 2022	23

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six months ended December 31, 2022 were $6,792,934 and proceeds from sales, maturities/calls and paydowns of portfolio securities, excluding short-term transactions, for the six months ended December 31, 2022 were $1,214,308.

Puerto Rico Restructuring Plan Developments:

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the ERS Stipulation signed on April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the private equity portfolio as a Plan of Adjustment receivable amounting to $514,535. The Fund did not own any other bonds re-structured by the Plan of Adjustment.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the period	4.53%
Maximum aggregate balance outstanding at any time during the period	$20,785,000
Average balance outstanding during the period	$16,412,891
Average interest rate during the period	3.26%

At December 31, 2022, interest rates on reverse repurchase agreements ranged from 4.48% to 4.75% with maturities up to January 17, 2023. Some of the outstanding agreements to repurchase as of year-end may be called by the counterparty before its maturity date.

At December 31, 2022, investment securities with fair values amounting to $19,765,601 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $216,636 at December 31, 2022.

At December 31, 2022, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$19,257,000	100%
Total	$19,257,000	100%

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $19,257,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at December 31, 2022.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At December 31, 2022, the Fund had investments with an aggregate market value of $48,400,713 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at December 31, 2022, the Fund had investments with market values of $109,540 and $213,386, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

Semi-Annual Report | December 31, 2022	25

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Advisers may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 300% level. In such instances, the Fund will redeem the notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$1,357,524
Reclassification of realized gain (loss) on securities’ paydowns	—
Distributable net investment income for tax purposes	$1,357,524

Net realized loss on investments	$(356,171)
Reclassification of realized gain (loss) on securities’ paydowns	—
Net realized loss on investments, for tax purposes	$(356,171)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$97,779,903
Gross appreciation	243,229
Gross depreciation	(5,684,271)
Net appreciation/(depreciation)	$(5,441,042)

For the six months ended December 31, 2022 the Fund distributed $1,339,902 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at December 31, 2022 were as follows:

Undistributed net investment income, beginning of the period	$2,080,267
Distributable net investment income for the period	1,357,524
Dividends	(1,339,902)
Undistributed net investment income, end of the period	$2,097,889

Accumulated net realized loss on investments, beginning of the period	$(136,864,672)
Net realized loss on investments for the period	(356,171)
Accumulated net realized loss on investments, end of the period	$(137,220,843)

Semi-Annual Report | December 31, 2022	27

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (CMO) exhibit similar risks to those of mortgage-backed securities, but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in, numerous illnesses and deaths. It has also severely impacted, global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

Semi-Annual Report | December 31, 2022	29

Puerto Rico Residents Tax-Free Fund VI, Inc.	Notes to Financial Statements
December 31, 2022 (Unaudited)

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

NOTE 13. SUBSEQUENT EVENTS

On January 30, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.01125 per common share, totaling $216,637 which was paid on February 10, 2023, to common shareholders of record as of January 13, 2023.

On February 27, 2023, the Board of Directors declared an ordinary net investment income dividend of $0.01125 per common share, totaling $216,639 to be paid on March 10, 2023, to common shareholders of record as of February 28, 2023.

The Fund has performed an evaluation of events occurring subsequent to December 31, 2022, through March 1, 2023, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to, the accompanying financial statements other than those disclosed above.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information
December 31, 2022 (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended June 30, 2020 and June 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Fund’s Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended June 30, 2020 and June 30, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending June 30, 2021. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

Shareholder Meeting

The 2021 Annual Meeting of Shareholders (including adjournments thereof, the “2021 Annual Meeting”) was originally convened on October 26, 2021, and was subsequently adjourned to November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, and September 22, 2022, to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting.) The 2021 Annual Meeting was re-convened on December 15, 2022.

Semi-Annual Report | December 31, 2022	31

Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information
December 31, 2022 (Unaudited)

As announced at the 2021 Annual Meeting, there is a dispute over the validity of proxies submitted prior to December 15, 2021. Therefore, whether quorum was present at the 2021 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2021 Annual Meeting, the legal validity of the vote at the 2021 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders of, among other funds, the Fund by Ocean Capital LLC (“Ocean Capital”), and there is a dispute over the validity of certain proxies.

Subject to the foregoing, the voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The shareholders of the Fund elected Jose R. Izquierdo II and Brent D. Rosenthal to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2024 or until their successors are elected and qualified. The Fund’s directors who terms did not expire at the 2021 Annual Meeting are Enrique Vila del Corral, Gabriel Pagán Pedrero, Clotilde Pérez, and Jorge I. Vallejo.

Name of Nominee	“For” Votes	“Withhold” Votes
Carlos Nido	2,021,166	233,764
Luis M. Pellot	1,993,620	261,310
Jose R. Izquierdo II	7,241,701	146,260
Brent D. Rosenthal	7,207,522	180,439

2.	Shareholder Proposal Submitted by Ocean Capital. The shareholders of the Fund approved a shareholder proposal to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	7,186,872	536,225	124,080

The 2022 Annual Meeting of Shareholders (including adjournments thereof, the “2022 Annual Meeting”) was originally convened on October 24, 2022 and was subsequently adjourned to December 15, 2022 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. As of the date of this report, the 2022 Annual Meeting has been adjourned to March 9, 2023 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting.

The 2022 Annual Meeting has the following agenda items:

1.	To elect two (2) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Other Information
December 31, 2022 (Unaudited)

These matters are discussed in greater detail in the Proxy Statement (as defined below) relating to the Annual Meeting filed by the Fund with the U.S. Securities and Exchange Commission (the “SEC”).

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with the SEC on October 14, 2022 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on October 25, 2022 and Amendment No. 2 filed with the SEC on December 16, 2022, and any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Investment Advisers to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the Investment Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Semi-Annual Report | December 31, 2022	33

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2022 (Unaudited)

The Board of Directors (the “Board”) of Puerto Rico Residents Tax Free Fund VI, Inc. (the “Fund”) met on May 12, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreements (the “Advisory Agreements”) by and between the Fund and Popular Asset Management and UBS Asset Managers of Puerto Rico, the Fund’s co-investment adviser (each, an “Investment Adviser,” and collectively, the “Investment Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund was fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent and quality of the Investment Advisers' services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Investment Advisers provide to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

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Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2022 (Unaudited)

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Advisers in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Advisers’ rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Investment Advisers to keep expenses to certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

Semi-Annual Report | December 31, 2022	35

Puerto Rico Residents Tax-Free Fund VI, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract
December 31, 2022 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the financial condition of each Investment Adviser. The Independent Directors reviewed the consolidated financial statements of the Investment Advisers for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Investment Advisers and the Investment Advisers’ representations regarding the stability of each firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Investment Advisers derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Investment Advisers’ revenues, expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Investment Advisers including and excluding distribution expenses incurred by the Investment Advisers from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the statements of each of the Investment Advisers that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Investment Advisers. In addition, the Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the fee structure of each of the Investment Advisers.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

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INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918
Clotilde Pérez
UBS Trust Company	Director
of Puerto Rico
Tenth (10th) Floor	Gabriel Pagán Pedrero
San Juan, Puerto Rico 00918	Director

ADMINISTRATOR	Carlos J. Nido
Director
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000	Jorge I. Vallejo
Denver, CO 80203	Director

TRANSFER AGENT	Luis M. Pellot
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services	Leslie Highley, Jr.
209 Muñoz Rivera Avenue	Co-President
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918	Javier Rubio
Co-President
CUSTODIAN
José González
JPMorgan Chase Bank,	Co-Treasurer
National Association
1111 Polaris Parkway	William Rivera
Columbus, OH 43240	Co-Treasurer

PUERTO RICO LEGAL COUNSEL	Luis A. Avilés
Secretary
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2022, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures - The Registrant's disclosure controls and procedures are designed to ensure that information required to be disclosed in reports that the Registrant files or submits under the Exchange Act and the 1940 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management ("Management"), including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive and principal financial officers, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

During November and December 2022, Management had conducted an evaluation of the effectiveness of the design and operation of the disclosure controls and procedures over financial reporting in relation to an affiliated registrant's Form N-CSR filing. Based on such evaluation, the principal executive officers and principal financial officer had concluded that disclosure controls and procedures were not effective due to a material weakness in internal control over financial reporting as described below. Management had implemented enhancements to the controls over financial reporting to remediate the material weakness as described below. As of the filing date of the Registrant's Shareholder Report on Form N-CSR, Management has determined that not enough time had passed since the implementation of these enhanced disclosure controls to evaluate their effectiveness. Over time, Management will continue evaluating the enhanced disclosure controls to ensure they are designed and operating effectively.

Material Weakness in Internal Control over Financial Reporting. Management identified a material weakness in the operating effectiveness of Management's review controls over cash and investment position reconciliations between third parties and an affiliated registrant's accounting records and Management's review of journal entry postings. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of a registrant's annual or interim financial statements will not be prevented or detected in a timely basis. Additionally, this material weakness could result in further misstatements that could result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.

Remediation of Material Weakness in Internal Control over Financial Reporting. Management had implemented enhancements to the controls over financial reporting to remediate the material weakness described above. Management will enhance the controls over the review of the annual and semi-annual financial statements prepared by the fund administrator. The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b)	Other than the steps taken to enhance the controls noted above, there were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the 1934 Act and 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	March 9, 2023

Pursuant to the requirements of the 1934 Act and 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Co-Treasurer

By:	/s/ William Rivera
William Rivera
Co-Treasurer

Date:	March 9, 2023